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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                                  July 16, 1999
                Date of Report (Date of earliest event reported)


                               GARTNER GROUP, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                            1-14443                     04-3099750
---------------                ------------------------         ---------------
(State or other                (Commission File Number)              (I.R.S. Employer
jurisdiction of                                                      Identification No.)
incorporation)
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                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06904-2212
                    (Address of principal executive offices)

                                 (203) 964-0096
              (Registrant's telephone number, including area code)


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Item 5.       Other Events

       The purpose of this Form 8-K is to file a press release issued by Gartner
Group, Inc. on July 16, 1999 regarding the recapitalization of Gartner Group,
Inc., the declaration of a dividend and the creation of a classified Board of Directors. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

              99.1 Press Release dated July 16, 1999 regarding the recapitalization of Gartner Group, Inc., the declaration of a dividend and the creation of a classified Board of Directors.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GARTNER GROUP, INC.


Dated:  July 29, 1999                 By:   /s/ Michael D. Fleisher
                                            ------------------------------------
                                            Michael D. Fleisher
                                            Executive Vice President and Chief
                                            Financial Officer (Principal
                                            Financial and Accounting Officer)

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                                    EXHIBITS

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
Exhibit
Number          Exhibit Title
------          -------------

99.1 Press Release dated July 16, 1999 regarding the recapitalization of Gartner Group, Inc., the declaration of a dividend and the creation of a classified Board of Directors.


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